The HomeState Group
 --  --- ----  ----


WELCOME TO THE HOMESTATE MUTUAL FUNDS
--------------------------------------------------------------------------------
HomeState currently offers three mutual funds: the HomeState Pennsylvania
Growth Fund, the HomeState Select Opportunities Fund, and the Year 2000 ("Y2K") Fund. The funds offer investors a unique investment strategy aimed at pursuing long-term growth: what we call "The HomeState Advantage."


IN-DEPTH, ON SITE RESEARCH
--------------------------------------------------------------------------------
HomeState's own in-house team of research analysts believes in a common-sense, fundamental approach to choosing investments. Whenever we can, we visit a company before investing, talking to its management and employees, as well as its suppliers, customers and competitors.


PROFESSIONAL PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
HomeState's chief investment officer is Kenneth G. Mertz II, CFA. Ken has over eighteen years' experience in the money management industry, including seven years as chief investment officer of a $12 billion public pension fund. Ken has managed portfolios in both "up" and "down" markets and this experience guides him as he seeks to actively reduce risk.


UNIQUE INVESTMENT OPPORTUNITIES
--------------------------------------------------------------------------------
HomeState's mutual funds each focus on areas we feel are largely ignored by other institutional money managers:

     - companies based in our home state of Pennsylvania; and

     - smaller-sized companies, with special attention to technology companies.


          Invests a minimum 65% of its assets in companies headquartered or with significant operations in Pennsylvania.

          Invests in a portfolio of no more than 50 U.S. companies, emphasizing those with a market capitalization of less than $1 billion.

In-Depth, On-Site Research. Professional Portfolio Management. Unique Investment Opportunities. That's The HomeState Advantage.

     Funds that invest in a particular state or region may involve a greater degree of risk than funds with a more geographically diversified portfolio. Investing in smaller companies' stock can involve higher risk and increased volatility than larger stocks. This report contains information about the Funds' performance. Past performance is no guarantee of future results. An investment in the Funds will fluctuate in value so that your account, when redeemed, may be worth more or less than your original purchase price.

The HomeState Group
 --  --- ----  ----

Report from Management -- continued

January 15, 1998


Dear Shareholder:

Welcome to the HomeState Group semi-annual report for the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund, containing a complete review of the Funds' operations for the six months ended December 31, 1997. I hope you'll pay particular attention to the management letters from chief investment officer Ken Mertz, found on page 5 for the PA Growth Fund and page 8 for the Select Opportunities Fund.

By any measure, 1997 will be remembered as a year of growth for the HomeState Group. The PA Growth Fund marked its fifth anniversary in October with a five-year track record that bests its mutual fund peer-group and comparable market indices averages, while 1997's annual return topped the Fund's overall since-inception average annual return. (See page 5 for complete performance numbers.) In February we launched the Select Opportunities Fund, applying our in-depth, on-site research coverage to small-companies nationwide, via a concentrated portfolio of no more than fifty stocks. Again, the performance chart on page 8 tells the story: superior returns from the Fund's inception through December 31st.

As 1997 drew to a close, we introduced the HomeState Year 2000 ("Y2K") Fund, the nation's first fund to specifically focus on the "Year 2000 Problem." Beginning with the Funds' June 30th annual report you will be able to read about the Y2K Fund here as well. While each of our three funds offers a unique investment objective, they all share some very important family traits: all focus primarily on the smaller sized companies which have historically received less attention from other institutional money managers; all rely upon the hard work of our in-house research team; and all are guided by the investment experience and acumen of Ken Mertz.

Emerald Advisers, Inc., the Funds' investment adviser, now manages approximately $340 million in total assets for more than 8,000 investors nationwide. We are proud of the confidence you have placed in us and continue to strive to give "The HomeState Advantage" to each of our shareholders. Please don't hesitate to contact us at (800) 232-0224 with any questions or concerns about your HomeState investment.

3

Finally, we note that 1998 begins with some operational changes for the Funds. Rodney Square Management Corp., which has provided our transfer agency, accounting and administration services for the past two years, is leaving the mutual funds servicing business, and we will soon be welcoming Firstar Trust Company to fulfill these responsibilities. On a personal note, I can tell you that throughout my career in the fund industry, I have never worked with a more capable third-party provider than Rodney Square. We thank our Rodney Square friends and wish them well.


Sincerely,



Scott L. Rehr
President

4

The HomeState Pennsylvania Growth Fund
 --  --- ----  -----------  -----  ---

Report from Management -- continued

January 15, 1998

Dear Shareholder:

We are pleased to report the performance results for the HomeState Pennsylvania Growth Fund. The total return without adjustment for sales charges for the twelve-month period ended December 31, 1997 was 26.33%. These results were achieved in a volatile market, especially for the smaller companies in which the Fund specializes.

Performance since inception remains above comparable market benchmarks as well as our mutual fund peer group.

Average Annual Returns for the Fund and comparable benchmarks for periods ended December 31, 1997 are as follows:

                          Average Annualized Returns*
--------------------------

                                                                Since        Cumulative
                                                              Inception     Total Returns
Fund/Index                           One Year    Five Years    10/1/92      Since 10/1/92
HomeState PA Growth (at N.A.V.)       26.33%       21.87%      22.66%         192.46%
HomeState PA Growth
 (at Maximum Offering Price)          20.33%       20.69%      21.53%         178.56%
 Russell 2000 Index                   22.37%       16.41%      18.68%         145.72%
Wilshire 5000 Index                   31.29%       19.28%      19.88%         159.03%
Morningstar Small Company
Fund Average                          21.36%       17.39%      19.75%         157.56%

The Wilshire 5000 and Russell 2000 are unmanaged stock market indices without any associated expenses and their returns assume the reinvestment of all dividends. The Morningstar Small Company Funds average includes the total return (without effects of sales charges) for the one-year, five-year and HomeState Fund since inception periods ended December 31, 1997 for 504, 325 and 166 small company-oriented funds, respectively. Please remember that past performance is no guarantee of future results.

* Past performance is no guarantee of future results. The value and performance return of an investment in the Fund will fluctuate with market conditions, so that, shares when redeemed, may be worth more or less than their original purchase price.

5

The HomeState Pennsylvania Growth Fund
 --  --- ----  -----------  -----  ---

Report from Management -- continued

Since our June 30, 1997 report, we have seen the best of times and the worst of times. During the third quarter of 1997 we had an almost perfect environment for investors: low inflation, a corresponding lowering of interest rates and substantial growth in corporate profits. Against this backdrop the small capitalization growth stocks in which we specialize were the big winners. Total return performance in the third quarter was 22.1% versus just 14.8% for the Russell 2000 and 7.5% for the Standard and Poor's 500. In fact, this was the only quarter of 1997 that small cap stocks outperformed large caps. Therefore, we believe 1997 will be remembered as the year of the big cap stocks.

While for the 4th quarter we slightly outperformed our index, the sentiment of this market changed significantly from the positive trends of the third quarter. The Russell 2000 peaked on October 13, 1997 which was its high for the year. Since then, we have endured the Asian crisis which will have an effect on the U.S. economy and has already caused a lack of confidence in the equity market. Whenever there is a lack of confidence, the small cap market place will be hurt to a much greater extent than their large cap counterparts.

The Asian crisis will affect the U.S. in two ways. First, as currencies are devalued overseas the dollar will gain strength, making U.S. goods exported to the Far East much more expensive. The lack of demand in the Asian market for Asian goods will cause these goods to be dumped on the U.S. markets. The most obvious of these would be commodity steel products and automobiles, along with many consumer goods. Secondly, the U.S. dollar's appreciation will cause currency problems for those firms with overseas plants. The U.S. companies which will exhibit the greatest negative impact to their potential earnings stream will be the multinationals. Why then have the small caps exhibited the worst performance through late December? This has more to do with confidence and sentiment than reality. Because of this we believe the crisis will take short-term prisoners in the small cap sector, but these stocks will be the long-term winners in 1998. Valuations and lack of Asian exposure overall still favor the small cap stocks in which HomeState invests. We are constantly looking at the Asian question for potential earnings problems and have decided to cut back on those stocks considered vulnerable, for instance the semiconductor capital equipment group.

While the fourth quarter registered a negative for small cap stocks in general and HomeState in particular, we believe this sector will outperform in 1998 barring a complete collapse of the economy. The risk we see is deflation of 4-5% which goes unrecognized by the Federal Reserve. If this scenario becomes apparent in early `98, the Fed must lower rates to stimulate demand. Earnings growth under any scenario (deflation or just low inflation) will be centered in more domestic-based companies which hold dominant market positions. These are the stocks which HomeState continues to invest in.

As of the end of the year, the Pennsylvania Growth portfolio had 27.9% invested in technology companies, 26.2% in financials and 25.1% in consumer non-durables. We remain deeply committed to managing a diversified portfolio (currently 118 issues) with exposure to seven economic sectors and further divided into multiple industries within each sector. We believe our research-intensive process focusing on management, leadership in market share, solid growth in both revenues and bottom line earnings, and innovative new products will continue to lead us into the superior growth opportunities.

6

The HomeState Pennsylvania Growth Fund
 --  --- ----  -----------  -----  ---

Report from Management -- continued

Your fund has received national recognition from several publications over the past few weeks, including mentions in Fortune Magazine, USA Today, and Investor's Business Daily. We are pleased that our unique investment approach and its resulting performance results continue to attract attention from the financial media.

In conclusion, we believe our focus on individual companies' prospects combined with our risk-averse diversified portfolio will continue to provide you, the investor, with the "HomeState Advantage".


Sincerely,



Kenneth G. Mertz II, CFA
Chief Investment Officer

7

The HomeState Select Opportunities Fund
 --  --- ----  -----  ------------  ---

Report from Management -- continued

January 15, 1998

Dear Shareholder:

We are pleased to report that The HomeState Select Opportunities Fund continues to outperform its broad market benchmark. Since the inception of this fund on February 18, 1997, the total return without adjustments for sales charges through December 31, 1997 was 33.94%. This was substantially better than the Russell 2000 Index (a small company index) which was up 19.58% including reinvested dividends.

Performance results for the Fund for the period ended December 1997 are as follows:/1/

                                        Aggregate Returns

                                         Since Inception
                                             2/18/97


HomeState Select Opportunities (at N.A.V.)             33.94%
HomeState Select Opportunities
 (at Maximum Offering Price)                  27.58%
Russell 2000 Index                            19.58%

The unique characteristics of the Fund has enabled it to benefit from both rising and falling stocks. The Fund may sell "short" or buy put options on securities which it believes are overvalued based on fundamentals*. This allows the Select Opportunities Fund an opportunity to perform in poor markets, as well as good markets. The Fund benefited in the fourth quarter just as it did in the first half of the year by finding companies with fundamental flaws and/or overvaluations.

This portfolio is more concentrated than the HomeState Pennsylvania Growth Fund portfolio, but was still well diversified. Our heaviest concentration was in the Technology sector (31%) especially information technology and Year 2000 consultants and solutions providers. Our retail exposure (12.8%) helped our returns earlier in the year, but had a rough month in December. We believe this sector has been oversold and our holdings represent attractive opportunities in 1998.

/1/ Past performance is no guarantee of future results. The value and performance return of an investment in the Fund will fluctuate with market conditions, so that, shares when redeemed, may be worth more or less that their original purchase price.

* If the advisor anticipates that the price of a security will decline, the advisor may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may realize a profit or loss depending upon whether the market price of a security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Short-selling is a technique that may be considered speculative and involves risk beyond the initial capital necessary to secure each transaction. Short-selling could result in higher operating costs for the Fund and have adverse tax effects for the investor. If the Fund is unable to effect a closing transaction, which essentially permits the Fund to realize a profit or limit losses, with respect to options it has acquired, the Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid.

8

The HomeState Select Opportunities Fund
 --  --- ----  -----  ------------  ---

Report from Management -- continued

Our intensive approach is to find growth opportunities in companies which have little research coverage by Wall Street type firms. This lack of research coverage we believe creates investment opportunities. Our ability to spot new industries, market leaders, new solution providers, and undervalued growth leaders has enabled us to pick these "select opportunities" and hopefully reward our investors with above market rates of return.

At year end the portfolio held 47 long positions (stocks) and was short or owned puts with respect to 3.4% of the portfolio. The Fund depends on our own in-house research analysts to discover growth opportunities which, because of their lack of research coverage, are inefficiently priced for their growth positions. Our "short" and put-option positions are based on companies which we believe have fundamental flaws and/or the market has pushed their prices to extreme levels. We believe these valuation "shorts" can be difficult because overvaluations can last a long time. While these may play a role in the portfolio, we would prefer, and we have concentrated so far on, companies whose fundamentals do not measure up to their market position versus their competitors.

The ability to short selected issues can indeed offset some market risk associated with the stocks that we have invested in on the "long" side. Overall this portfolio allows us to concentrate on our best small cap names and offset market volatility.

Our top ten holdings represent over 36% of the portfolio but are divided between a diversified REIT (real estate investment trust) Crescent Real Estate, Year 2000 solution providers, Keane, various technology stocks, various consumer non-durables, and a materials & services stock. We believe these stocks represent very attractive growth opportunities at a reasonable valuation level.

This portfolio has no geographic limitations within the U.S, and much more leeway than the normal "diversified" stock fund in terms of sector or industry limitations. Individual stocks can exceed 5% if deemed attractive by the portfolio manager. This allows the portfolio to receive the maximum benefit of our best ideas.

In summary, our dedication to the under-researched small and micro-company universe enables us to provide you with our "Select" list of companies as one of your portfolio choices.

Sincerely,



Kenneth G. Mertz II, CFA

Chief Investment Officer

9

The HomeState Pennsylvania Growth Fund
 --  --- ----  -----------  -----  ---

Schedule of Investments (Unaudited) -- continued

December 31, 1997

                                                                 Market
                                                       Shares    Value+

COMMON STOCK -- 96.2%

Communications & Broadcasting  -- 1.5%

   Comcast Corp. (A Shares)*......................     55,150  $1,740,671
   ----------------------------------------------------------------------

Finance & Insurance  -- 20.3%

   Insurance Carriers  -- 5.4%
   Donegal Group, Inc. ...........................     86,533   1,914,543
   Penn Treaty American Corp.* ...................     65,750   2,087,562
   Penn-America Group, Inc. ......................     98,250   2,014,125
   Reliance Group Holdings, Inc.++ ...............     30,000     423,750
   ----------------------------------------------------------------------
     6,439,980
   ----------------------------------------------------------------------
   National Commercial Banks  -- 0.2%
   First Capitol Bank/York, PA....................      5,800     210,250
   ----------------------------------------------------------------------

   Savings, Credit & Other Financial Institutions  -- 8.3%
   BankAtlantic Bancorp, Inc. (A Shares)++........     80,000   1,305,000
   Parkvale Financial Corp. ......................     32,683   1,119,393
   Patriot Bank Corp. ............................     63,087   1,340,599
   Prime Bancorp, Inc. ...........................     39,155   1,458,524
   Progress Financial Corp.* .....................     13,500     222,750
   Resource America, Inc. ........................     18,000     823,500
   Sovereign Bancorp, Inc. .......................    105,844   2,196,263
   TF Financial Corp. ............................      9,800     294,000
   York Financial Corp. ..........................     39,518   1,017,588
   ----------------------------------------------------------------------
     9,777,617
   ----------------------------------------------------------------------
   State & National Banks  -- 6.4%
   BT Financial Corp. ............................     17,055     869,805
   Commerce Bancorp, Inc.++.......................     37,091   1,891,641
   First Colonial Group, Inc. ....................     28,805   1,011,776
   Omega Financial Corp. .........................     13,500     452,250
   Republic First Bancorp, Inc.* .................     33,800     443,625
   Sun Bancorp, Inc. .............................     19,041     675,956
   Susquehanna Bancshares, Inc. ..................     59,400   2,272,050
   ----------------------------------------------------------------------
     7,617,103
   ----------------------------------------------------------------------
   Total Finance & Insurance......................             24,044,950
   ----------------------------------------------------------------------

Manufacturing  -- 37.5%

   Chemicals & Allied Products  -- 3.2%
   MacDermid, Inc.++..............................     20,200   1,714,475
   OM Group, Inc.++...............................     57,000   2,087,625
   ----------------------------------------------------------------------
     3,802,100

10

The HomeState Pennsylvania Growth Fund
 --  --- ----  -----------  -----  ---

Schedule of Investments (Unaudited) -- continued

December 31, 1997
                                                      Market
              Shares                                  Value+

      Computer & Office Equipment  -- 2.0%
   Iomega Corp.++*................................    186,000  $2,313,375
   Tangram Enterprise Solutions*..................      5,000      32,812
   ----------------------------------------------------------------------
     2,346,187
   ----------------------------------------------------------------------
   Electrical Measurement & Test Instruments  -- 2.9%
   Genrad, Inc.++*................................     66,300   2,001,431
   Integrated Circuit Systems, Inc.*..............     48,400   1,379,400
   ----------------------------------------------------------------------
     3,380,831
   ----------------------------------------------------------------------
   Food & Beverage  -- 2.2%
   Hershey Foods Corp. ...........................     20,000   1,238,750
   Quigley Corp.*.................................     91,800   1,325,363
   ----------------------------------------------------------------------
     2,564,113
   ----------------------------------------------------------------------
   Iron & Steel  -- 1.0%
   Carpenter Technology Corp. ....................     23,600   1,134,275
   ----------------------------------------------------------------------
   Miscellaneous Electrical Machinery, Equipment & Supplies -- 11.0%
   Allen Organ Co. (B Shares).....................      9,864     409,356
   C & D Technology, Inc. ........................     43,500   2,098,875
   Cable Design Technologies*.....................     48,200   1,873,775
   Emcee Broadcast Products, Inc.*................     96,900     290,700
   Harsco Corp. ..................................     38,600   1,664,625
   Herley Industries, Inc.*.......................     47,500     572,969
   JPM Co.*.......................................     36,600     777,750
   TBWood's Corp. ................................      7,000     148,750
   Technitrol, Inc. ..............................     85,100   2,553,000
   Teleflex, Inc. ................................     37,400   1,411,850
   Triumph Group, Inc.++*.........................     37,000   1,230,250
   ----------------------------------------------------------------------
     13,031,900
   ----------------------------------------------------------------------
   Miscellaneous Industrial Machinery & Equipment  -- 3.8%
   JLG Industries, Inc. ..........................     26,300     371,487
   Met-Pro Corp. .................................    107,150   1,767,975
   Owosso Corp. ..................................        250       1,969
   SI Handling Systems, Inc. .....................    174,925   2,405,219
   ----------------------------------------------------------------------
     4,546,650
   ----------------------------------------------------------------------
   Miscellaneous Manufacturing Industries  -- 0.3%
   Penn Engineering & Manufacturing Corp.*........     16,600     398,400
   ----------------------------------------------------------------------

   Optical & Ophthalmic Goods, Photographic Equipment & Supplies -- 1.2%
   II-VI, Inc.*...................................     58,000   1,392,000


See accompanying Notes to Financial Statements

11

The HomeState Pennsylvania Growth Fund
 --  --- ----  -----------  -----  ---

Schedule of Investments (Unaudited) -- continued

December 31, 1997

                                                                        Market
                                                             Shares     Value+
      ................................................
      Glatfelter (P.H.) Co. ..........................       15,200  $   283,100
   -----------------------------------------------------------------------------

   Petroleum Refining  -- 0.7%
   Tesoro Petroleum Corp.++*                                 55,500      860,250
   -----------------------------------------------------------------------------

   Pharmaceutical Preparations  -- 3.4%
   Ligand Pharmaceuticals (B Shares)++*...............       41,000      527,875
   Magainin Pharmaceuticals, Inc.*....................      110,000      886,875
   Neose Technologies, Inc.*..........................       40,000      610,000
   PacificHealth Laboratories, Inc.*..................       80,000      480,000
   Scios, Inc.++*.....................................       17,000      170,000
   Texas Biotechnology Corp.++*.......................       81,000      501,188
   Viropharma, Inc.*..................................       46,000      810,750
   -----------------------------------------------------------------------------
      3,986,688
   -----------------------------------------------------------------------------
   Precision Instruments & Medical Supplies  -- 3.1%
   Abiomed, Inc.++*...................................       10,000      163,750
   Arrow International, Inc...........................        9,500      351,500
   Bionx Implants, Inc.*..............................       21,250      456,875
   Chromovision Medical Systems, Inc.++*..............       34,460      310,140
   Environmental Tectonics Corp.*.....................       19,900      176,613
   Igen International, Inc.++*........................       37,500      496,875
   Medical Technology and Innovations*................    1,460,789      496,668
   Respironics, Inc.*.................................       55,000    1,230,625
   -----------------------------------------------------------------------------
      3,683,046
   -----------------------------------------------------------------------------
   Telecommunications Equipment  -- 0.9%
   Associated Group, Inc. (A Shares)*.................       11,600      343,650
   C-Cor Electronics, Inc.*...........................       13,800      212,175
   Tollgrade Communications, Inc.*....................       22,350      530,812
   -----------------------------------------------------------------------------
      1,086,637
   -----------------------------------------------------------------------------
   Textiles & Apparel  -- 1.6%
   Jones Apparel Group, Inc.*.........................       44,600    1,917,800
   -----------------------------------------------------------------------------
   Total Manufacturing.............................................   44,413,977
   -----------------------------------------------------------------------------
Mining  -- 0.8%
   UTI Energy Corp.*..................................       35,000      905,625
   -----------------------------------------------------------------------------

Real Estate Investment Trusts  -- 5.0%

   Brandywine Realty Trust............................       64,000    1,608,000
   Crescent Real Estate Equities Co.++................       18,500      728,437
Crown American Realty Trust                                  80,500
   749,656

12

See accompanying Notes to Financial Statements

The HomeState Pennsylvania Growth Fund
 --  --- ----  -----------  -----  ---

Schedule of Investments (Unaudited) -- continued

December 31, 1997
                                                                        Market
      ................................................       Shares     Value+
   Liberty Property Trust.............................       57,600    1,645,200
   -----------------------------------------------------------------------------

   Total Real Estate Investment Trusts.............................    5,887,293
   -----------------------------------------------------------------------------
Services  -- 17.2%

   Business Services  -- 0.9%
   Diamond Technology Partners Inc.++*................       25,130      389,515
   SOS Staffing Services, Inc.++*.....................       36,600      690,825
   -----------------------------------------------------------------------------
      1,080,340
   -----------------------------------------------------------------------------
   Computer Services  -- 13.0%
   Ansoft Corp.*......................................       67,000      728,625
   International Network Services++*..................       27,000      624,375
   Keane, Inc.++*.....................................       61,500    2,498,438
   Mastech Corp.*.....................................       69,000    2,190,750
   Microleague Multimedia, Inc.*......................       25,000        2,344
   OAO Technology Solutions, Inc.++*..................       63,160      584,230
   Safeguard Scientifics, Inc.*.......................       65,800    2,064,475
   Sanchez Computer Associates, Inc.*.................       12,000      349,500
   SEEC, Inc.*........................................       21,000      339,938
   Sungard Data Systems, Inc.*........................       62,400    1,934,400
   Systems & Computer Technology Corp.*...............       48,000    2,382,000
   Topro, Inc.++*.....................................       26,500      172,250
   UBICS, Inc.*.......................................       43,000      645,000
   Unicomp Inc.++*....................................       12,000       94,500
   Viasoft, Inc.++*...................................       10,000      422,500
   Zitel Corp.++*.....................................       30,000      285,000
   -----------------------------------------------------------------------------
      15,318,325
   -----------------------------------------------------------------------------
   Home Healthcare Services -- 0.3%
   Home Health Corp.*.................................       35,700      370,388
   -----------------------------------------------------------------------------

   Medical & Health Services -- 1.4%
   CoreCare Systems, Inc.*............................      107,000       93,625
   Dental Care Alliance, Inc.*........................       25,000      262,500
   Genesis Health Ventures, Inc.*.....................       26,700      704,212
   PMR Corp.++*.......................................       27,000      540,000
   -----------------------------------------------------------------------------
      1,600,337
   -----------------------------------------------------------------------------
   Personal Services  -- 1.6%
   BCB Financial Services Corp........................       42,000    1,039,500
   Sonus Pharmaceuticals, Inc.+*......................       27,500      910,937
   -----------------------------------------------------------------------------
      1,950,437
   -----------------------------------------------------------------------------
Total Services                                           20,319,827

13

See accompanying Notes to Financial Statements

The HomeState Pennsylvania Growth Fund
 --  --- ----  -----------  -----  ---

Schedule of Investments (Unaudited) -- continued

December 31, 1997

                                                                    Market
                                                        Shares      Value+

Transportation  -- 0.4%

      Arnold Industries, Inc. ........................  25,000 $   431,250
      --------------------------------------------------------------------
Utilities  -- 1.1%

      Philadelphia Suburban Corp. ....................  42,500   1,251,094
      --------------------------------------------------------------------

Wholesale & Retail Trade  -- 12.4%

      Miscellaneous Retail Stores  -- 4.5%
      A.C. Moore Arts & Crafts, Inc.++*...............  55,550     631,881
      Borders Group, Inc.++*..........................  65,000   2,035,313
      Rite Aid Corp. .................................  30,500   1,789,969
      U.S. Vision, Inc.++*............................  90,000     798,750
      --------------------------------------------------------------------
        5,255,913
      --------------------------------------------------------------------
      Retail Apparel & Accessory Stores  -- 3.9%
      Bon-Ton Stores, Inc.*...........................  68,200   1,023,000
      Paul Harris Stores, Inc.++*.....................  56,000     563,500
      Piercing Pagoda, Inc.*..........................  82,600   2,374,750
      The Finish Line, Inc.++*........................  52,000     682,500
      --------------------------------------------------------------------
        4,643,750
      --------------------------------------------------------------------
      Retail Eating & Drinking Places  -- 1.7%
      Apple South, Inc.++.............................  52,700     691,687
      Schlotzsky's, Inc.++*...........................  90,500   1,323,562
      --------------------------------------------------------------------
        2,015,249
      --------------------------------------------------------------------
      Retail Furniture & Appliance Stores  -- 0.3%
      Brookstone, Inc.++*.............................  31,300     391,250
      --------------------------------------------------------------------

      Wholesale - Petroleum & Products  -- 0.6%
      Harken Energy Corp.*............................ 100,000     700,000
      --------------------------------------------------------------------

      Wholesale Electronic Equip. & Computers  -- 0.9%
      CHS Electronics, Inc.++*........................  46,000     787,750
      ITEQ, Inc.++*...................................  27,868     320,486
      --------------------------------------------------------------------
        1,108,236
      --------------------------------------------------------------------
      Wholesale Miscellaneous  -- 0.5%
      JLK Direct Distribution, Inc. (A Shares)*.......  21,000     588,000
      --------------------------------------------------------------------

      Total Wholesale & Retail Trade..........................  14,702,398
      --------------------------------------------------------------------
Total Common Stock (Cost $83,381,972)     113,697,085

14

See accompanying Notes to Financial Statements

The HomeState Pennsylvania Growth Fund
 --  --- ----  -----------  -----  ---

Schedule of Investments (Unaudited) -- continued

December 31, 1997


                                                                     Market
                                                        Shares       Value+

Money Market Mutual Fund -- 3.7%
      Scudder Managed Cash Fund (Cost $4,403,931).....  4,403,931 $  4,403,931
      ------------------------------------------------------------------------


Total Investments (Cost $87,785,903)+ -- 99.9%...................  118,101,016

Other Assets and Liabilities, Net -- 0.1%........................      126,452
------------------------------------------------------------------------------

Net Assets -- 100.0%............................................. $118,227,468
==============================================================================
+    See Note 2 to Financial Statements.
*    Non-income producing security.
++ Non-Pennsylvania Company as defined in the Fund's current prospectus (the aggregate value of such securities amounted to $33,321,312 as of December 31,
1997).

15

See accompanying Notes to Financial Statements


The HomeState Select Opportunities Fund
 --  --- ----  -----  ------------  ---

Schedule of Investments (Unaudited) -- continued

December 31, 1997


                                                                    Market
                                                        Shares      Value+

Common Stock -- 92.0%
Finance & Insurance -- 4.8%
      Insurance Carriers  -- 2.5%
      Penn-America Group, Inc. .......................  19,250     $394,625
      ---------------------------------------------------------------------

      Savings, Credit & Other Financial Institutions  -- 2.3%
      BankAtlantic Bancorp, Inc. (A Shares)...........   5,000       81,563
      Prime Bancorp, Inc. ............................   5,000      186,250
      USABancShares, Inc.*............................  10,100      101,000
      ---------------------------------------------------------------------
        368,813
      ---------------------------------------------------------------------
      Total Finance & Insurance...............................      763,438
      ---------------------------------------------------------------------
Manufacturing  -- 36.1%
      Computer & Office Equipment  -- 4.7%
      Information Analysis, Inc.*.....................   6,500       91,000
      Iomega Corp.*...................................  50,000      621,875
      Tangram Enterprise Solutions*...................   5,000       32,812
      ---------------------------------------------------------------------
        745,687
      ---------------------------------------------------------------------
      Food & Beverage  -- 2.8%
      Quigley Corp.*..................................  31,000      447,563
      ---------------------------------------------------------------------

      Miscellaneous Electrical Machinery, Equipment & Supplies  -- 6.2%
      Cable Design Technologies*......................   8,500      330,438
      Herley Industries, Inc.*........................  23,333      281,454
      Technitrol, Inc. ...............................  12,500      375,000
      ---------------------------------------------------------------------
        986,892
      ---------------------------------------------------------------------
      Miscellaneous Industrial Machinery & Equipment  -- 5.8%
      Met-Pro Corp. ..................................  17,500      288,750
      Owosso Corp. ...................................  27,800      218,925
      SI Handling Systems, Inc. ......................  30,450      418,687
      ---------------------------------------------------------------------
        926,362
      ---------------------------------------------------------------------
      Pharmaceutical Preparations  -- 2.7%
      Halsey Drug Company, Inc.*......................  30,000       46,875
      Viropharma, Inc.*...............................  22,000      387,750
      ---------------------------------------------------------------------
        434,625
      ---------------------------------------------------------------------
      Precision Instruments & Medical Supplies  -- 9.7%
      ABIOMED, Inc.*..................................  16,000      262,000
      Bionx Implants, Inc.*...........................  13,000      279,500
      Chromovision Medical Systems, Inc.*.............  31,000      279,000
      Environmental Tectonics Corp.*..................  24,500      217,437
      IGEN International, Inc.*.......................  17,000      225,250

16

See accompanying Notes to Financial Statements

The HomeState Select Opportunities Fund
 --  --- ----  -----  ------------  ---

Schedule of Investments (Unaudited) -- continued

December 31, 1997


                                                                    Market
                                                        Shares      Value+

      Respironics, Inc.*                                13,000   $  290,875
      ---------------------------------------------------------------------
        1,554,062
      ---------------------------------------------------------------------
      Telecommunications Equipment  -- 1.0%
      8X8, Inc.*......................................  15,000      164,062
      ---------------------------------------------------------------------

      Textiles & Apparel  -- 3.2%
      Jones Apparel Group, Inc.*......................  12,000      516,000
      ---------------------------------------------------------------------

      Total Manufacturing.....................................    5,775,253
      ---------------------------------------------------------------------
Real Estate Investment Trusts -- 4.9%

      Crescent Real Estate Equities Co. ..............  20,000      787,500
      ---------------------------------------------------------------------
Services -- 28.0%

      Business Services  -- 3.7%
      Diversified Corporate Resources, Inc.*..........  15,000      120,000
      SOS Staffing Services, Inc.*....................  25,000      471,875
      ---------------------------------------------------------------------
        591,875
      ---------------------------------------------------------------------
      Computer Services  -- 19.1%
      International Network Services*.................  17,000      393,125
      Keane, Inc. ....................................  17,000      690,625
      Mastech Corp.*..................................  11,250      357,187
      OAO Technology Solutions, Inc.*.................  14,220      131,535
      Safeguard Scientifics, Inc.*....................  19,600      614,950
      Systems & Computer Technology Corp.*............  11,200      555,800
      Topro, Inc.*....................................  33,000      214,500
      Zitel Corp.*....................................   9,500       90,250
      ---------------------------------------------------------------------
        3,047,972
      ---------------------------------------------------------------------
      Medical & Health Services  -- 1.1%
      PMR Corp.*......................................   9,000      180,000
      ---------------------------------------------------------------------

      Personal Services  -- 4.1%
      BCB Financial Services Corp. ...................  10,000      247,500
      Sonus Pharmaceuticals, Inc.*....................  12,500      414,063
      ---------------------------------------------------------------------
        661,563
      ---------------------------------------------------------------------
      Total Services..........................................    4,481,410
      ---------------------------------------------------------------------
Wholesale & Retail Trade -- 18.2%

      Miscellaneous Retail Stores  -- 3.4%
      A.C. Moore Arts & Crafts, Inc.*.................  14,700      167,213
      Borders Group, Inc.*............................  12,000      375,750
      ---------------------------------------------------------------------
      542,963

17

See accompanying Notes to Financial Statements

The HomeState Select Opportunities Fund
 --  --- ----  -----  ------------  ---

Schedule of Investments (Unaudited) -- continued

December 31, 1997


                                                                    Market
                                                        Shares      Value+

      Retail Apparel & Accessory Stores  -- 7.0%
      Bon-Ton Stores, Inc.*...........................  35,000   $   525,000
      Paul Harris Stores, Inc.*.......................  20,000       201,250
      Piercing Pagoda, Inc.*..........................  13,500       388,125
      ----------------------------------------------------------------------
        1,114,375
      ----------------------------------------------------------------------
      Retail Eating & Drinking Places  -- 2.5%
      Apple South, Inc. ..............................  31,000       406,875
      ----------------------------------------------------------------------

      Retail Furniture & Appliance Stores  -- 2.4%
      Brookstone, Inc.*...............................  31,300       391,250
      ----------------------------------------------------------------------

      Wholesale - Petroleum & Products  -- 1.8%
      Harken Energy Corp.*............................  40,000       280,000
      ----------------------------------------------------------------------

      Wholesale Electronic Equipment & Computers  -- 1.1%
      CHS Electronics, Inc.*..........................  10,000       171,250
      ----------------------------------------------------------------------

      Total Wholesale & Retail Trade..........................     2,906,713
      ----------------------------------------------------------------------
      Total Common Stock(Cost $14,403,168)....................    14,714,314
      ----------------------------------------------------------------------

PUT options -- 1.4%

      Zolt Put Options, January 1998 @ $30............   5,000        16,875
      Zolt Put Options, January 1998 @ $35............   1,100        83,875
      Zolt Put Options, January 1998 @ $40............   1,100       120,000
      ----------------------------------------------------------------------
      Total Put Options ($150,715)............................       220,750
      ----------------------------------------------------------------------

Commercial Paper -- 2.2%

      American Express 6.25%, 01/02/98
       (Cost $350,000)................................$350,000       350,000
      ----------------------------------------------------------------------

Money Market Mutual Fund -- 2.4%

      Scudder Managed Cash Fund, (Cost $384,787)...... 384,787       384,787
      ----------------------------------------------------------------------
Total Investments (Cost $15,288,670) -- 98.0%   15,669,851

18

See accompanying Notes to Financial Statements

The HomeState Select Opportunities Fund
 --  --- ----  -----  ------------  ---

Schedule of Investments (Unaudited) -- continued

December 31, 1997


                                                                      Market
                                                        Shares        Value+

Securities Sold Short -- (2.1)%

      GTI Corp*.......................................    2,500     $  (12,188)
      Shared Medical Systems Corp. ...................    5,000       (330,000)
      -------------------------------------------------------------------------
      Total Securities Sold Short (Proceeds $331,333)..........       (342,188)
      -------------------------------------------------------------------------
-------------------------------------------------------------------------------

Deposits with brokers and custodian fOR securities sold short -- 1.6%  258,006
-------------------------------------------------------------------------------

Other Assets and Liabilities, Net -- 2.5%......................        403,582
-------------------------------------------------------------------------------
Net Assets -- 100.0%       $ 15,989,251

+ See Note 2 to Financial Statements.
* Non-income producing security.

19

See accompanying Notes to Financial Statements

The HomeState Group
 --  --- ----  ----

Statements of Assets and Liabilities (Unaudited)

December 31, 1997

Pennsylvania Select Opportunities

                                                      Growth Fund      Fund
ASSETS
Investments in securities at market value
  (identified cost $87,785,903 and
  $15,288,670, respectively) (Note 2)................ $118,101,016  $15,669,851
Cash.................................................        1,180           --
Deposits with brokers and custodian bank for
  securities sold short..............................           --      258,006
Receivables for:
  Dividends and interest.............................      110,312        5,931
  Investment securities sold.........................      682,950      533,264
  Capital shares sold................................      195,707       61,100
Other assets.........................................           --       11,625
--------------------------------------------------------------------------------

      Total assets...................................  119,091,165   16,539,777
--------------------------------------------------------------------------------


LIABILITIES
Securities sold short at market value
  (proceeds $331,333) (Note 2).......................           --      342,188
Payables for:
  Investment securities purchased....................      564,949      125,938
  Capital shares repurchased.........................        8,316           --
Accrued expenses.....................................      290,432       82,400
--------------------------------------------------------------------------------
      Total liabilities..............................      863,697      550,526
--------------------------------------------------------------------------------

NET ASSETS........................................... $118,227,468  $15,989,251
================================================================================

NET ASSETS CONSIST OF:
Shares of beneficial interest........................ $ 86,037,029  $15,632,089
Accumulated net investment loss......................     (223,039)    (104,696)
Accumulated net realized gain on investments.........    2,098,365       91,532
Net unrealized appreciation on investments (Note 4)..   30,315,113      381,181
Net unrealized depreciation on securities sold short.           --      (10,855)
--------------------------------------------------------------------------------
      Net assets..................................... $118,227,468  $15,989,251
================================================================================

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($118,227,468/9,581,150 issued and outstanding
  shares, no par value; and $15,989,251/1,243,906
  issued and outstanding shares, no par value,
  respectively)......................................       $12.34       $12.85

Maximum offering price per share
  (100/95.25 of $12.34 and 100/95.25 of $12.85,
  respectively)......................................       $12.96       $13.49

20

See accompanying Notes to Financial Statements

The HomeState Group
 --  --- ----  ----

Statements of Operations (Unaudited) for the Six-Month Period Ended December 31, 1997

                                                                     Select
                                                    Pennsylvania  Opportunities
                                                    Growth Fund       Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends......................................   $    515,734   $    13,088
  Interest.......................................         97,247        28,156
--------------------------------------------------------------------------------
       Total investment income                           612,981        41,244
--------------------------------------------------------------------------------


EXPENSES
  Advisory fees..................................        400,691        62,102
  12b-1 fees.....................................        186,989        21,736
  Administration fees............................         65,843        10,081
  Transfer agent fees............................         63,349        15,021
  Custodial fees.................................         19,874         8,994
  Accounting services fees.......................         30,733        20,165
  Professional fees..............................         27,949        13,669
  Printing expenses..............................          9,795         8,181
  Registration fees..............................         14,669         6,715
  Trustees fees and expenses.....................          6,041         3,625
  Miscellaneous expenses.........................         10,087         2,873
--------------------------------------------------------------------------------
       Total expenses before fee waivers.........        836,020       173,162
--------------------------------------------------------------------------------
  Advisory fee waived (Note 5)...................             --       (27,222)
--------------------------------------------------------------------------------
  Total expenses, net............................        836,020       145,940
--------------------------------------------------------------------------------

Net investment loss..............................       (223,039)     (104,696)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions...      7,156,003       649,221
  Net realized loss on securities sold short.....             --       (29,154)
  Net unrealized appreciation (depreciation)
    on investments...............................      9,510,045      (223,339)
  Net unrealized depreciation on securities
   sold short....................................             --       (12,976)
--------------------------------------------------------------------------------

Net realized and unrealized gain on
 investments.....................................     16,666,048       383,752
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS......................    $16,443,009     $ 279,056
================================================================================

21

See accompanying Notes to Financial Statements

The HomeState Group
 --  --- ----  ----
Statements of Changes in Net Assets

                                                                                                Select
                                                                         Pennsylvania        Opportunities
                                                                         Growth Fund             Fund
----------------------------------------------------------------------------------------------------------
For the Six-Month Period Ended December 31, 1997 (unaudited)
OPERATIONS
 Net investment loss..................................................   $  (223,039)            $(104,696)
 Net realized gain on investment transactions.........................     7,156,003               649,221
 Net realized loss on securities sold short...........................            --               (29,154)
 Net unrealized appreciation (depreciation) on investments............     9,510,045              (223,339)
 Net unrealized depreciation on securities sold short.................            --               (12,976)
----------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations.................    16,443,009               279,056
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net realized gain from investment transactions.......................    (3,611,930)             (576,757)
----------------------------------------------------------------------------------------------------------
NET INCREASE FROM CAPITAL
 SHARE TRANSACTIONS (Note 3)..........................................    15,819,416            10,659,177
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS..........................................    28,650,495            10,361,476

NET ASSETS:
 Beginning of period..................................................    89,576,973             5,627,775
----------------------------------------------------------------------------------------------------------
 End of period........................................................  $118,227,468           $15,989,251
==========================================================================================================

For the Fiscal Year Ended June 30, 1997*

OPERATIONS
 Net investment loss..................................................  $   (273,934)          $   (12,334)
 Net realized gain (loss) on investment transactions..................    (1,094,445)               48,541
 Net realized gain on securities sold short...........................            --                12,015
 Change in unrealized net appreciation on investments.................     9,793,385               604,520
 Change in unrealized net appreciation on securities sold short.......            --                 2,121
----------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations.................     8,425,006               654,863
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS+:
 Net realized gain from investment transactions.......................    (3,944,375)                   --
----------------------------------------------------------------------------------------------------------
NET INCREASE FROM CAPITAL
 SHARE TRANSACTIONS (Note 3)..........................................    29,268,289             4,972,912
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS..........................................    33,748,920             5,627,775
NET ASSETS:
 Beginning of period..................................................    55,828,053                    --
----------------------------------------------------------------------------------------------------------
 End of period........................................................  $ 89,576,973           $ 5,627,775
==========================================================================================================

* For the period February 18, 1997 (commencement of operations) through June 30, 1997 for the Select Opportunities Fund.

+ Does not include $829,465 long-term capital gain ($0.20) per share for the Pennsylvania Growth Fund and $55,890 short-term capital gain ($0.11 per share) for the Select Opportunities Fund distributed July 21, 1997 to shareholders of record as of July 15, 1997.

22

See accompanying Notes to Financial Statements

The HomeState Group
 --  --- ----  ----

Financial Highlights

For a share outstanding throughout each period:
Pennsylvania Growth Fund***

                                                                                           Periods Ended
---------------------------------------------------------------------------------------------------------------------------------
                                                             12/31/97++     6/30/97     6/30/96    6/30/95   6/30/94     6/30/93+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period................  $     10.78        $  10.63   $   7.84   $   6.19   $   5.49   $    5.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net investment income.................................        (0.02)          (0.03)     (0.03)     (0.01)     (0.02)       0.02
Net realized and unrealized gain on investments.......         1.98            0.89       3.09       1.77       0.77        0.47
---------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations.................         1.96            0.86       3.05       1.76       0.75        0.49
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
Dividends from net investment income..................         0.00            0.00       0.00      (0.00)     (0.01)       0.00
Distributions from net realized gains.................        (0.40)          (0.71)     (0.26)     (0.11)     (0.04)       0.00
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions..............................        (0.40)          (0.71)     (0.26)     (0.11)     (0.05)       0.00
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period......................  $     12.34        $  10.78   $  10.63   $   7.84   $   6.19   $    5.49
---------------------------------------------------------------------------------------------------------------------------------
     Total return**...................................        18.36%           9.56%     39.94%     28.96%     13.75%      13.07%
=================================================================================================================================

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)..............  $   118,227        $ 89,577   $ 55,828   $ 20,388   $  9,892   $   3,026
Ratio of expenses to average net assets before
   reimbursement by Adviser...........................         1.57%*          1.77%      1.85%      2.00%      2.67%       7.85%*
Ratio of expenses to average net assets after
   reimbursement by Adviser...........................           na/1/           na/1/      na/1/    1.91%      2.23%       1.87%*
Ratio of net investment loss to average net assets
   before reimbursement by Adviser....................        (0.42)%*        (0.39)%    (0.58)%    (0.20)%    (0.76)%     (5.24)%*
Ratio of net investment income (loss) to average
   net assets after reimbursement by Adviser..........           na/1/           na/1/      na/1/   (0.10)%    (0.32)%      0.74%*
Average commission rate paid..........................  $    0.0983        $ 0.0941   $ 0.0961         --         --          --
Portfolio turnover rate...............................           32%             50%        66%        51%        51%         63%

+    From commencement of operations: October 1, 1992.
++   For the six-month period ended December 31, 1997 (Unaudited)
*    Annualized
**   Total return does not reflect 4.75% maximum sales charge.
*** The par share data reflects 2 for 1 stock split which occurred December 29, 1997.
1    Not applicable: no reimbursements were made by the Adviser.

23

See accompanying Notes to Financial Statements

The HomeState Group
 --  --- ----  ----

Financial Highlights -- continued
For a share outstanding throughout each period:

Select Opportunities Fund

                                                                Periods Ended
                                                            12/31/97++     6/30/97+
Net asset value at beginning of period.........           $   11.70        $ 10.00

Income from Investment Operations
Net investment loss............................               (0.08)         (0.03)
Net realized and unrealized gain on investments                1.77           1.73
 Total from investment operations..............                1.69           1.70

Less Distributions
Distributions from net realized gains..........               (0.54)            --
Net asset value at end of period...............           $   12.85        $ 11.70

Total return**.................................               14.48%         17.00%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (000s omitted).......           $  15,989        $ 5,628
Ratio of expenses to average net assets before
 reimbursement by Adviser and waivers..........                2.79%*         8.10%*
Ratio of expenses to average net assets after
 reimbursement by Adviser and waivers..........                2.35%*         2.35%*
Ratio of net investment loss to average net
 assets before reimbursement by Adviser and
  waivers......................................               (2.12)%*       (6.85)%*
Ratio of net investment loss to average net
 assets after reimbursement by Adviser and
 waivers.......................................               (1.69)%*       (1.10)%*
Average commission rate paid...................           $  0.0987      $  0.0983
Portfolio turnover rate........................                  56%            59%

+   From commencement of operations: February 18, 1997.
++  For the six-month period ended December 31, 1997 (Unaudited).
*   Annualized.
**  Total return does not reflect 4.75% maximum sales charge.

24

See accompanying Notes to Financial Statements

The HomeState Group
 --  --- ----  ----

Notes to Financial Statements (Unaudited) -- continued
December 31, 1997

NOTE 1 -- DESCRIPTION OF FUNDS

   The HomeState Group (the "Trust"), an open-end management company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the HomeState Pennsylvania Growth Fund, the HomeState Select Opportunities Fund and the HomeState Year 2000 Fund (each a "Fund" and collectively, the "Funds"). Only the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund are contained in this report. The investment objectives of the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund are set forth below.

   The HomeState Pennsylvania Growth Fund commenced operations on October 1, 1992. Operations up to October 1, 1992 were limited to issuance of 10,000 shares at $10.00 per share to the Fund's investment adviser. The investment objective of the Fund is long-term growth of capital through investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. Consequently, the Fund may be subject to risk from economic changes and political developments occurring within Pennsylvania.

   The HomeState Select Opportunities Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term appreciation of capital through investments in a non-diversified portfolio of U.S. securities, without regard to any further issuer location limitations. The Fund will typically invest in the common stock of no more than fifty U.S. companies. It will usually emphasize companies having a market capitalization of less than $1 billion. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which were consistently followed by each Fund in the preparation of their financial statements.

Security Valuation -- Investment securities traded on a national securities exchange are valued at the last reported sales price at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked price and the closing bid price. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked price and the closing bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

25

The HomeState Group
 --  --- ----  ----

Notes to Financial Statements (Unaudited) -- continued
December 31, 1997

  Income Recognition -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

  Securities Transactions -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the identified cost method.

  Distributions to Shareholders -- The Fund records distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in July and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

  Federal Income Taxes -- The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Call and Put Options -- The HomeState Select Opportunities Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options on securities in the Fund. When the Fund writes a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received.

The premium paid by the Fund for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes

26

The HomeState Group
 --  --- ----  ----

Notes to Financial Statements (Unaudited) -- continued
December 31, 1997

  a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The Fund limits the aggregate value of puts and call options to 25% of the Fund's net assets. At December 31, 1997, the HomeState Select Opportunities Fund had 1.38% of its net assets in put options.

  Short Sales -- The HomeState Select Opportunities Fund may sell securities short. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At December 31, 1997, the HomeState Select Opportunities Fund had 2.14% of its net assets in short positions.

NOTE 3 -- CAPITAL STOCK

  At December 31, 1997, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

  The following table summarizes the capital share transactions of each Fund:

  Pennsylvania Growth Fund *

                                     For the Six-Month Period                 For the Year
                                Ended December 31, 1997 (Unaudited)        Ended June 30, 1997

                                    Shares            Amount            Shares            Amount
Sales....................         1,308,501        $16,335,103        3,406,244        $33,155,509
Reinvested distributions.           289,625          3,434,230          410,366          3,636,915
Redemptions..............          (329,152)        (3,949,917)        (758,774)        (7,524,135)
Net increase.............         1,268,974        $15,819,416        3,057,836        $29,268,289

* Capital share transactions restated to reflect the 2 for 1 stock split which occurred on December 29, 1997.

27

The HomeState Group
 --  --- ----  ----

Notes to Financial Statements (Unaudited) -- continued

December 31, 1997
   Select Opportunities Fund

                                                                     For the Period February 18, 1997
                                      For the Six-Month Period          (Commencement of Operations)
                                Ended December 31, 1997 (Unaudited)       Through June 30, 1997

                                     Shares            Amount           Shares           Amount
Sales.........................       826,246         $11,522,034        488,935         $5,056,927
Reinvested distributions......        40,961             526,023             --                 --
Redemptions...................      (104,268)         (1,388,880)        (7,968)           (84,015)

Net increase..................       762,939         $10,659,177        480,967         $4,972,912

NOTE 4 -- INVESTMENT TRANSACTIONS

During the periods ended December 31, 1997, purchases and sales of investment securities (excluding securities sold short and short-term investments) were as follows:

                               Pennsylvania            Select
                               Growth Fund        Opportunities Fund

Purchases..................    $40,723,962            $15,298,000
Sales......................    $32,501,895            $ 6,118,608

The following balances for the Funds are as of December 31, 1997:


                                 Cost For       Net Tax     Tax Basis Gross   Tax Basis Gross
                              Federal Income   Unrealized     Unrealized        Unrealized
                               Tax Purposes   Appreciation   Appreciation      Depreciation
Pennsylvania Growth Fund...     $87,871,336   $30,229,680      $34,527,665       $4,297,985
Select Opportunities Fund..      15,288,670       381,181        1,698,252        1,317,071

At December 31, 1997, The HomeState Select Opportunities Fund had 2.1% of its net assets in short positions. For the period ended December 31, 1997, the cost of investments purchased to cover short sales and the proceeds from those investments sold short were $359,478 and $330,324, respectively.

28

The HomeState Group
 --  --- ----  ----

Notes to Financial Statements (Unaudited) -- continued
December 31, 1997

NOTE 5 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

  Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the HomeState Pennsylvania Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the HomeState Select Opportunities Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement which expires on December 31, 1997, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through June 30, 1998, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses for the HomeState Select Opportunities Fund to the extent that the Fund's total operating expenses exceeds 2.35% of the average daily net assets of the Fund. At December 31, 1997, Emerald Advisers, Inc. owned 238 shares of The HomeState Pennsylvania Growth Fund and 104 shares of the HomeState Select Opportunities Fund.

  The following table summarizes the advisory fees and expense waivers/reimbursements for the period ended December 31, 1997:

                                      Gross      Advisory Fee
                                     Advisory       waived

 Pennsylvania Growth Fund            $400,691    $      --
 Select Opportunities Fund             62,102       27,222

  Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of Wilmington Trust Company, is the sole distributor of the Trust shares pursuant to a Distribution Agreement with each Fund. Each Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan allows each Fund to reimburse RSD for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.35% of each Fund's average daily net assets. During the period ending December 31, 1997, the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund incurred expenses of $186,989 and $21,736, respectively, pursuant to the Plan.

Pursuant to separate Administration, Accounting Services and Transfer Agency Agreements with each Fund, Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Company, serves as administrator, accounting and transfer agent. During the period ending December 31, 1997, the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund incurred administration fees totaling $65,843 and $10,081, respectively, accounting service fees totaling $30,733 and $20,165, respectively, and transfer agent fees totaling $63,349 and $15,021, respectively.

29

The HomeState Group
 --  --- ----  ----

Notes to Financial Statements (Unaudited)  -- continued
December 31, 1997

  The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from the income of each Fund, and expense reimbursements for each Trustees meeting attended. An unaffiliated Trustee's annual fee shall not exceed $1,000. A member of the Funds' Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris & Heckscher, the Fund's legal counsel. Legal fees aggregating $18,117 and $9,061 were incurred by the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund, respectively, to Duane, Morris & Heckscher during the period ending December 31, 1997.

30

The HomeState Group
 --  --- ----  ----

I N V E S T M E N T   A D V I S E R
--------------------------------------------------------------------------------
Emerald Advisers, Inc.
Lancaster, PA

D I S T R I B U T O R
--------------------------------------------------------------------------------
Rodney Square Distributors, Inc.
Wilmington, DE

A D M I N I S T R A T O R   A N D
T R A N S F E R   A G E N T
--------------------------------------------------------------------------------
Rodney Square Management Corporation
Wilmington, DE

C U S T O D I A N
--------------------------------------------------------------------------------
Wilmington Trust Company
Wilmington, DE

I N D E P E N D E N T   A C C O U N T A N T S
--------------------------------------------------------------------------------
Price Waterhouse LLP
Philadelphia, PA

L E G A L  C O U N S E L
--------------------------------------------------------------------------------
Duane, Morris & Heckscher
Harrisburg, PA

B O A R D  O F  T R U S T E E S
--------------------------------------------------------------------------------
Bruce E. Bowen
Kenneth G. Mertz II, CFA
Scott C. Penwell, Esq.
Scott L. Rehr
H.J. Zoffer, PhD

F U N D  M A N A G E M E N T
--------------------------------------------------------------------------------
Emerald Advisers, Inc.
1857 William Penn Way
P.O. Box 10666
Lancaster, PA 17605

S H A R E H O L D E R  S E R V I C E S
--------------------------------------------------------------------------------
Rodney Square Management Corporation
P.O. Box 8987
Wilmington, DE 19899-9752

T E L E P H O N E  N U M B E R S
--------------------------------------------------------------------------------
The Fund                      (800) 232-0224
Marketing / Broker Services   (800) 232-OK-PA
Shareholder Services          (800) 892-1351

24  H O U R  P R I C I N G  I N F O R M A T I O N
--------------------------------------------------------------------------------
1-800-232-0224

This report is for the general information of Fund shareholders. For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.